EXHIBIT 99

CENTER TRUST, INC.
SUPPLEMENTAL INFORMATION
September 30, 2001

CENTER TRUST, INC.

COMPANY PROFILE

September 30, 2001

     Center Trust, Inc., is an owner, manager and developer of retail shopping centers in the western United States. The Company owns or controls a portfolio of 35 shopping centers, comprised of 31 community shopping centers, 2 regional malls and 2 single tenant facilities comprising 7.9 million square feet of total shopping center gross leasable area (GLA) and 6.4 million square feet of Company owned GLA. The Company owns properties in four states, California, Oregon, Washington and Arizona.

     The following Supplemental Information was prepared to provide additional financial, operational and portfolio information as of, and for the quarter ended, September 30, 2001 for the Company and its portfolio of assets. This information should be read in conjunction with the Company’s 2000 Form 10-K and 2001 quarterly filings on Form 10-Q.

     Questions regarding the information contained in this document should be directed to Stuart Gulland, Chief Operating Officer or Ed Stokx, Senior Vice President of Finance, Center Trust, Inc., 3500 Sepulveda Boulevard, Manhattan Beach, California, 90266, telephone (310) 546-4520, fax (310) 546-5069 or e-mail at IR@centertrust.com

CENTER TRUST, INC.

OPERATING HIGHLIGHTS
September 30, 2001
(in thousands except share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

	2001	2000	2001	2000

Operating Highlights
Funds From Operations (FFO)
FFO — Basic and Diluted	$6,498	$7,821	$17,985	$24,882
FFO per share — Basic and Diluted	$0.22	$0.28	$0.62	$0.88
Net (Loss) Income Available to Common Shareholders	$1,266	$2,802	$(3,657)	$15,614
Net (Loss) Income Per Share — Basic and Diluted	$0.05	$0.11	$(0.13)	$0.59
EBITDA (1)	$14,938	$22,692	$44,825	$69,098
Funds Available for Distribution (FAD)	$6,621	$8,388	$19,288	$25,963
FAD per share — Basic	$0.23	$0.30	$0.67	$0.91
Dividends Per Share	$0.04	$0.21	$0.12	$0.63
Interest Expense Coverage Ratios
Based on EBITDA (1)	1.8	1.5	1.7	1.6
General & Administrative Expense (1)	$1,196	$1,577	$4,207	$4,208
G&A as % of Total Rental Revenue (1)	4.8%	6.3%	5.6%	5.6%
Ratio of Expense Recoveries to Recoverable Expenses	86.1%	89.7%	83.9%	88.7%
Ratio of Operating Expenses to Total Rental Revenue	41.2%	33.9%	40.6%	34.3%

(1)	Excludes $2.6 million which represents costs related to the restructuring of the Company’s overhead.

CENTER TRUST, INC.

CAPITAL STRUCTURE
September 30, 2001
(in thousands except share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

	2001	2000	2001	2000

Equity Information
Units Outstanding at End of Period	1,339,644	1,759,442	1,339,644	1,759,442
Common Outstanding at End of Period	27,622,072	26,701,759	27,622,072	26,701,759

Total Units and Common Shares Outstanding at End of Period	28,961,716	28,461,201	28,961,716	28,461,201

Basic and Diluted Weighted Average Units Outstanding	1,339,644	1,759,442	1,525,375	1,727,677
Basic and Diluted Weighted Average Common Shares Outstanding	27,622,072	26,670,348	27,361,701	26,668,268

Basic and Diluted Weighted Average Units and Common Shares Outstanding	28,961,716	28,429,790	28,887,076	28,395,945

	As of

	September 30,	December 31,	December 31,
	2001	2000	1999

	(in thousands, except share data)
Market Capitalization
Stock Price Activity
High	$6.40	$10.50	$13.00
Low	$3.60	$4.56	$9.06
Common Stock Price at End of Period	$3.86	$4.69	$9.69
Equity Market Capitalization	$111,792	$134,776	$274,253
Fixed-Rate Debt	108,387	120,067	260,928
Floating-Rate Debt	291,306	197,985	263,540
Subordinated Debentures	—	128,548	158,548

Total Capitalization	$511,485	$581,376	$957,269

Debt-to-Total Capitalization	78.1%	76.8%	71.4%

CENTER TRUST, INC.

RECONCILIATION OF COMMON SHARES AND OPERATING PARTNERSHIP
UNITS OUTSTANDING
As of September 30, 2001

		Operating
	Common	Partnership
	Stock	Units	Total

Balance, January 1, 1999	25,346,727	4,978,240	30,324,967
Shares Repurchased (1)	(966,700)	—	(966,700)
Units Converted to Shares	40,000	(40,000)	—
Shares issued for Convertible Debentures	222	—	222
Issuance to Stock Grants to Employees	17,099	—	17,099

Balance, March 31, 1999	24,437,348	4,938,240	29,375,588
Shares Repurchased (1)(2)	(596,101)	—	(596,101)
Units Repurchased (3)	—	(3,101,617)	(3,101,617)
Shares Issued	2,260,232	—	2,260,232
Issuance to Stock Grants to Employees	11,746	—	11,746

Balance, June 30, 1999	26,113,225	1,836,623	27,949,848
Issuance of Stock Grants to Employees	35,610	—	35,610
Shares Repurchased (1)	(3,900)	—	(3,900)

Balance, September 30, 1999	26,144,935	1,836,623	27,981,558
Units Converted to Shares	22,375	(22,375)	—
Units Retired through Sale of Assets	—	(159,523)	(159,523)
Issuance to Stock Grants to Employees	480,658	—	480,658

Balance, December 31, 1999	26,647,968	1,654,725	28,302,693
Units Issued	—	104,717	104,717
Issuance to Stock Grants to Employees	38,520	—	38,520

Balance, March 31, 2000	26,686,488	1,759,442	28,445,930
Issuance to Stock Grants to Employees	16,831	—	16,831

Balance, June 30, 2000	26,703,319	1,759,442	28,462,761
Cancelled Stock Grants	(33,333)	—	(33,333)
Issuance to Stock Grants to Employees	31,773	—	31,773

Balance, September 30, 2000	26,701,759	1,759,442	28,461,201
Units Issued	—	256,250	256,250
Issuance of Stock Grants to Employees	19,467	—	19,467

Balance, December 31, 2000	26,721,226	2,015,692	28,736,918
Shares Issued	127,530	—	127,530
Units Converted to Shares	376,993	(376,993)	—

Balance, March 31, 2001	27,225,749	1,638,699	28,864,448
Units Converted to Shares	299,055	(299,055)	—
Shares issued	97,268	—	97,268

Balance, June 30, 2001	27,622,072	1,339,644	28,961,716

Balance, September 30, 2001	27,622,072	1,339,644	28,961,716

(1)	Shares purchased under $25 million repurchase program approved by the Board of Directors. Average cost per share including commissions and other costs was $10.78.

(2)	Includes 590,034 shares repurchased from the Haagen Family on May 25, 1999.

(3)	Includes 2,839,284 units repurchased from the Haagen Family on May 25, 1999 and 262,333 units repurchased from a former officer on the Company.

CENTER TRUST, INC.

SAME CENTER PROPERTY ACTIVITY
September 30, 2001
(in thousands)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2001	2000	% Change	2001	2000	% Change

Community Shopping Centers (1)
Revenues:
Rental Revenue	11,356	11,140	1.9%	33,881	33,417	1.4%
Recoveries from Tenants	3,520	3,214	9.5%	10,019	9,891	1.3%
Other Income	143	189	-24.3%	431	506	-14.8%

Total Revenues	15,019	14,543	3.3%	44,331	43,814	1.2%
Expenses:
Recoverable Operating Expenses	3,710	3,378	9.8%	10,633	10,323	3.0%
Other Operating Expenses	378	395	-4.3%	1,330	1,132	17.5%

Total Expenses	4,088	3,773	8.3%	11,963	11,455	4.4%

Net Operating Income	10,931	10,770	1.5%	32,368	32,359	0.0%

Total Properties	29	29		29	29

Percentage Leased	92.6%	94.5%		92.6%	94.5%

Average Base Rent per square foot	$10.83	$10.70		$10.83	$10.70

Regional malls
Revenues:
Rental Revenue	4,635	4,753	-2.5%	13,859	13,686	1.3%
Recoveries from Tenants	2,286	2,048	11.6%	6,672	6,828	-2.3%
Other Income	724	831	-12.9%	2,247	2,333	-3.7%

Total Revenues	7,645	7,632	0.2%	22,778	22,847	-0.3%
Expenses:
Recoverable Operating Expenses	2,978	2,721	9.4%	9,115	8,641	5.5%
Other Operating Expenses	113	21	438.1%	165	92	79.3%

Total Expenses	3,091	2,742	12.7%	9,280	8,733	6.3%

Net Operating Income	4,554	4,890	-6.9%	13,498	14,114	-4.4%

Total Properties	2	2		2	2

Percentage Leased	92.6%	92.7%		92.6%	92.7%

Average Base Rent per square foot	$15.71	$15.44		$15.71	$15.44

Same Center properties are those which were owned as of January 1, 2000.

(1)	Excludes El Camino North and Frontier Village which we are preparing for redevelopment.

CENTER TRUST, INC.

PORTFOLIO HIGHLIGHTS AND LEASING ACTIVITY
As of September 30, 2001

	As of

	September 30,	December 31,	December 31,
	2001	2000	1999

Portfolio Highlights
Company Owned GLA
Community Shopping Centers	4,851,294	5,397,270	7,547,955
Regional Malls	1,328,009	1,328,109	1,178,109
Single Tenant Facilities	218,926	391,884	672,007
Total Company Owned GLA	6,398,229	7,117,263	9,398,071
Percentage Leased
Community Shopping Centers	91.9%	93.1%	95.0%
Regional Malls	92.6%	93.1%	90.9%
Single Tenant Facilities	100.0%	100.0%	100.0%
Overall Portfolio	92.3%	93.3%	94.9%
Average Base Rent
Community Shopping Centers
Anchor	$7.77	$7.40	$8.70
Pad	$14.32	$14.09	$15.05
Shop	$15.78	$15.44	$15.32
Overall	$10.89	$10.54	$11.11
Regional Malls
Anchor	$11.03	$10.98	$11.75
Pad	$19.40	$19.60	$18.61
Shop	$24.04	$26.79	$24.20
Overall	$15.71	$16.51	$16.70
Single Tenant Facilities	$5.87	$5.39	$5.97
Overall Portfolio	$11.70	$11.33	$11.40
Number of Properties
Community Shopping Centers	31	35	47
Regional Malls	2	2	2
Single Tenant Facilities	2	4	7
Overall Portfolio	35	41	56

	Three	Nine
	Months Ended	Months Ended
	September 30,	September 30,
	2001	2001

Summary of Leasing Activity — Community Shopping Centers
Space Vacated
Number of Leases	14	47
Gross Leasable Area	28,049	181,245
Base Rent per Square Foot	$14.93	$9.79
New Leases Executed
Number of Leases	4	19
Gross Leasable Area	5,837	81,904
Base Rent per Square Foot	$12.19	$10.52
Leases Renewals Executed
Number of Leases	15	66
Gross Leasable Area	22,014	301,078
New Annual Base Rent per Square Foot	$17.58	$10.99
Percentage Change from Prior	4.70%	3.68%
Leases with Contractual Rent Adjustments
Number of Leases	49	230
Gross Leasable Area	104,705	634,400
New Annual Base Rent per Square Foot	$16.13	$15.40
Percentage Change from Prior	7.92%	5.80%

CENTER TRUST, INC.

PORTFOLIO SUMMARY
As of September 30, 2001

								Average
	Number		Total		Company			Base
	of		Leased		Owned	Percent	Annualized	Rent
	Properties	Anchor	GLA Pad	Shop	GLA	Leased	Base Rent	per sq. ft.

COMMUNITY RETAIL CENTERS
Pacific Northwest Region	6	497,656	96,388	313,824	1,025,043	88.6%	$9,523,713	$10.49
Northern and Central California Region	5	228,983	11,808	240,903	523,784	92.1%	5,022,645	10.43
Southern California Region	15	1,447,393	264,530	598,103	2,475,835	93.3%	28,133,791	12.18
Southwest Region	5	476,504	36,395	244,810	826,632	91.7%	5,841,693	7.71

TOTAL COMMUNITY SHOPPING CENTERS	31	2,650,536	409,121	1,397,640	4,851,294	91.9%	48,521,842	10.89
REGIONAL MALLS	2	759,515	78,594	391,840	1,328,009	92.6%	19,322,145	15.71
SINGLE TENANT FACILITIES	2	215,026	3,900	—	218,926	100.0%	1,284,341	5.87

TOTAL PORTFOLIO	35	3,625,077	491,615	1,789,480	6,398,229	92.3%	$69,128,328	$11.70

CENTER TRUST, INC.

PORTFOLIO DETAIL - BY REGION
As of September 30, 2001

								Average
	Year				Company			Base
	Built or				Owned	Percent	Annualized	Rent
Property Name	Remodeled	Anchor	Pad	Shop	GLA	Leased	Base Rent	per sq. ft.	Anchor or Principal Tenants

COMMUNITY RETAIL CENTERS
Pacific Northwest
Frontier Village Shopping Center	1993	68,473	20,449	33,776	153,320	80.0%	$1,261,895	$10.28	Safeway, Bartell Drugs
Lake Stevens, WA
Gresham Town Fair	1988	159,282	26,587	67,295	266,049	95.2%	$2,284,914	$9.03	Ross Stores, Emporium, GI
Gresham, OR									Joe's Craft Warehouse
The Medford Center	1998	153,612	25,432	92,019	325,958	83.2%	$2,660,706	$9.82	Cinemark Theatres, Sears,
Medford, OR									Payless*, Safeway*, Circuit City, 24 Hour Fitness
Ross Center	1987	53,331	9,020	59,858	134,485	90.9%	$1,535,697	$12.57	Ross Stores, Michaels,
Portland, OR									Pier 1 Imports
Silverdale Shopping Center	1990	29,020	—	33,870	67,287	93.5%	$822,430	$13.08	Ross Stores
Silverdale, WA
Vancouver Park Place	1987	33,938	14,900	27,006	77,944	97.3%	$958,071	$12.63	T.J. Maxx, Pier 1 Imports
Vancouver, WA

Pacific Northwest Region		497,656	96,388	313,824	1,025,043	88.6%	$9,523,713	$10.49

Northern & Central California Region
Bakersfield Shopping Center	1978	—	—	11,540	14,115	81.8%	$84,084	$7.29
Bakersfield, CA
Mineral King Plaza	1983	—	—	34,660	39,060	88.7%	$537,524	$15.51	Vons*, Longs Drugs*
Visalia, CA
Rheem Valley	1990	51,009	5,150	77,466	153,999	86.8%	$1,567,301	$11.73	T.J. Maxx, Longs Drugs
Moraga, CA
Rosedale Village Shopping Center	1991	72,324	6,658	45,190	127,547	97.4%	$1,402,231	$11.29	Savemart, Payless Drugs,
Bakersfield, CA									Kmart*
Southpointe Plaza	1982	105,650	—	72,047	189,063	94.0%	$1,431,505	$8.06	Big 5 Sporting Goods
Sacramento, CA

Northern & Central California Region		228,983	11,808	240,903	523,784	92.1%	$5,022,645	$10.43

Southern California Region
Country Fair Shopping Center	1992	96,225	27,341	27,664	168,173	89.9%	$2,163,673	$14.31	Albertsons*, PETsMART,
Chino, CA									Rite-Aid, Staples, T.J. Maxx
Date Palm Center	1987	99,919	—	12,508	117,356	95.8%	$1,696,441	$15.09	Sam's Club (Wal-Mart)
Cathedral, CA
El Camino North	1982	68,902	122,713	48,139	273,806	87.6%	$2,930,025	$12.22	Mervyn's*, Toys 'R Us*,
Oceanside, CA									Petco*, Ross Stores, Steinmart
Fire Mountain Center	1987	38,876	23,432	23,265	92,378	92.6%	$1,677,566	$19.60	Lamps Plus, Trader Joe's,
Oceanside, CA									Bookstar
Fullerton Town Center	1987	171,613	19,722	40,092	264,647	87.4%	$3,469,911	$14.99	Costco*, AMC Theatres,
Fullerton, CA									Toys 'R Us, Office Depot
Gardena Gateway Center	1990	41,300	5,062	15,930	65,987	94.4%	$993,963	$15.96	Marukai (Rite-Aid)
Gardena, CA
Kenneth Hahn Plaza	1987	97,334	14,598	51,263	165,195	98.8%	$1,690,959	$10.36	Food 4 Less, Factory 2U,
Los Angeles, CA									Rite-Aid, Super Trak Auto

CENTER TRUST, INC.

PORTFOLIO DETAIL - BY REGION
As of September 30, 2001

								Average
	Year				Company			Base
	Built or				Owned	Percent	Annualized	Rent
Property Name	Remodeled	Anchor	Pad	Shop	GLA	Leased	Base Rent	per sq. ft.	Anchor or Principal Tenants

La Verne Towne Center La Verne, CA	1986	158,860	1,940	62,235	231,376	96.4%	$1,435,060	$6.43	Target, Vons
Lakewood Plaza Bellflower, CA	1989	93,342	4,365	15,804	113,511	100.0%	$1,337,237	$11.78	Stater Bros. (Albertsons), Staples
Loma Square San Diego, CA	1980	96,514	—	97,670	210,704	92.2%	$2,637,885	$13.58	T.J. Maxx, Circuit City, Sav-on Drugs
Mountain Square Shopping Center Upland, CA	1988	185,945	—	68,219	273,189	93.0%	$3,049,847	$12.00	Home Depot, Staples, Pavilions, Factory 2U
North County Plaza Carlsbad, CA	1987	43,610	28,720	72,220	153,325	94.3%	$2,111,158	$14.61	Marshall's, Michael's, Kids 'R Us
Parkway Place Escondido, CA	1989	91,127	12,917	11,856	120,425	96.2%	$1,184,211	$10.22	Albertsons, Office Depot
Vermont-Slauson Shopping Center Los Angeles, CA	1981	142,411	3,720	23,613	169,744	100.0%	$1,024,031	$6.03	Kmart, Sav-on Drugs
Vineyards Marketplace Rancho Cucamonga, CA	1991	21,415	—	27,625	56,019	87.5%	$731,824	$14.92	Albertsons*, Sav-on Drugs

Southern California Region		1,447,393	264,530	598,103	2,475,835	93.3%	$28,133,791	$12.18

Southwest Region
Kyrene Village Shopping Center Chandler, AZ	1987	93,279	5,120	48,102	161,089	90.9%	$1,104,697	$7.54	Basha's, Kyrene Lanes, Audio Express, Greenbacks
North Mountain Village Phoenix, AZ	1985	41,215	—	47,237	94,379	93.7%	$883,291	$9.99	Fry's Food & Drug*, T.J. Maxx, Greenbacks
Randolph Plaza Tucson, AZ	1999	135,110	6,150	33,267	179,382	97.3%	$1,110,624	$6.36	Fry's, Walgreen's, MacFrugal's
Southern Palms Center Tempe, AZ	1980	103,875	20,025	100,090	254,863	87.9%	$2,073,054	$9.26	Food 4 Less, Staples
Sunrise Place Center Tucson, AZ	1992	103,025	5,100	16,114	136,919	90.7%	$670,027	$5.39	Smith's Food & Drug

Southwest Region		476,504	36,395	244,810	826,632	91.7%	$5,841,693	$7.71

COMMUNITY RETAIL CENTERS		2,650,536	409,121	1,397,640	4,851,294	91.9%	$48,521,842	$10.89
REGIONAL MALLS
Baldwin Hills Crenshaw Plaza Los Angeles, CA	1988	291,554	29,610	160,623	509,604	94.5%	$7,173,701	$14.89	Sears*, Robinsons-May*, Wal-Mart, Albertsons, T.J. Maxx
Media City Center Burbank, CA	1992	467,961	48,984	231,217	818,405	91.4%	$12,148,444	$16.24	Macy's, IKEA*, Sears*, Mervyn's*, AMC Theatres, Sports Chalet

REGIONAL MALLS		759,515	78,594	391,840	1,328,009	92.6%	$19,322,145	$15.71

SINGLE TENANT FACILITIES
Kmart Phoenix, AZ	1990	104,204	—	—	104,204	100.0%	$551,576	$5.29	Kmart
Sam’s Club Downey, CA	1988	110,822	3,900	—	114,722	100.0%	$732,765	$6.39	Sam's Club (Wal-Mart)

SINGLE TENANT FACILITIES		215,026	3,900	—	218,926	100.0%	$1,284,341	$5.87

TOTAL PROPERTIES		3,625,077	491,615	1,789,480	6,398,229	92.3%	$69,128,328	$11.70

*    Anchor space non-owned by Company.

CENTER TRUST, INC.

LEASE EXPIRATIONS-OVERALL PORTFOLIO
September 30, 2001

		Overall Portfolio		Anchors		Pads		Shops
	Number		Base		Base		Base		Base
Year of	of	Square	Rent Per	Square	Rent Per	Square	Rent Per	Square	Rent Per
Expiration	Leases	Feet	Sq. Ft.	Feet	Sq. Ft.	Feet	Sq. Ft.	Feet	Sq. Ft.

M-T-M	125	158,892	17.64	—	—	7,050	9.12	151,842	18.03
2001	68	141,840	14.49	34,420	3.20	1,800	25.00	105,620	17.98
2002	180	579,043	13.47	258,469	7.10	42,257	14.68	278,317	19.21
2003	128	394,238	14.35	121,350	6.62	36,575	16.65	236,313	17.97
2004	129	668,525	11.51	370,995	6.94	34,671	17.74	262,859	17.15
2005	110	496,506	16.60	229,340	14.96	39,809	18.87	227,357	17.85
2006	110	577,117	14.02	299,938	11.58	47,712	14.17	229,467	17.18
2007	35	348,609	9.13	201,597	5.36	41,642	10.96	105,370	15.61
2008	25	336,892	11.80	279,529	10.43	23,849	20.66	33,514	17.01
2009	18	355,406	6.82	303,864	4.67	38,679	17.77	12,863	24.56
2010	23	442,844	8.52	372,073	7.50	46,406	12.00	24,365	17.42
Thereafter	58	1,406,260	9.42	1,153,502	8.50	131,165	13.35	121,593	13.94

Total	1009	5,906,172	11.70	3,625,077	8.34	491,615	15.08	1,789,480	17.59

LEASE EXPIRATIONS-TOTAL COMMUNITY SHOPPING CENTERS

September 30, 2001

		Overall Portfolio		Anchors		Pads		Shops
	Number		Base		Base		Base		Base
Year of	of	Square	Rent Per	Square	Rent Per	Square	Rent Per	Square	Rent Per
Expiration	Leases	Feet	Sq. Ft.	Feet	Sq. Ft.	Feet	Sq. Ft.	Feet	Sq. Ft.

M-T-M	50	66,084	14.56	—	—	3,150	10.00	62,934	14.79
2001	38	107,109	10.59	34,420	3.20	—	—	72,689	14.09
2002	132	503,272	11.96	258,469	7.10	41,217	13.94	203,586	17.72
2003	100	346,118	12.45	121,350	6.62	36,575	16.65	188,193	15.40
2004	104	592,906	10.35	340,423	6.50	28,171	19.70	224,312	15.01
2005	90	365,494	14.43	131,761	9.66	38,089	18.31	195,644	16.88
2006	101	529,995	13.36	274,634	10.63	41,302	15.14	214,059	16.53
2007	28	302,343	7.76	201,597	5.36	41,642	10.96	59,104	13.71
2008	20	283,287	10.21	234,572	9.12	18,849	16.59	29,866	14.74
2009	13	230,543	6.35	193,042	3.73	25,197	17.96	12,304	23.73
2010	16	254,484	8.57	196,620	7.16	41,406	11.56	16,458	17.91
Thereafter	41	875,662	9.81	663,648	9.20	93,523	10.42	118,491	12.78

Total	733	4,457,297	10.89	2,650,536	7.77	409,121	14.32	1,397,640	15.78

CENTER TRUST

SUMMARY OF TENANTS WITH RENTS EXCEEDING 1% OF TOTAL RENTS
As of September 30, 2001

						Percentage
		Number		Percentage	Total	of Company
		of	Annualized	of Total	Tenant	Owned
Number	Retail Tenant	Locations	Base Rent	Base Rent	GLA	GLA

1	Wal-Mart Stores Inc. (1)	3	3,038,834	4.396%	360,741	6.11%
2	AMC Entertainment	3	2,931,939	4.241%	125,429	2.12%
3	TJX Companies, Inc., The	7	1,663,264	2.406%	193,614	3.28%
4	Loews Cineplex Entertainment	1	1,402,011	2.028%	67,579	1.14%
5	Albertson's Inc.	5	1,307,854	1.892%	188,432	3.19%
6	Kroger Co., The	5	1,254,006	1.814%	285,486	4.83%
7	Staples Inc.	5	1,245,128	1.801%	110,881	1.88%
8	Safeway Inc.	4	1,201,654	1.738%	164,207	2.78%
9	Circuit City Stores Inc.	3	1,088,400	1.574%	84,680	1.43%
10	Home Depot Inc., The	1	965,930	1.397%	98,064	1.66%
11	Ross Stores Inc.	4	933,100	1.350%	117,852	2.00%
12	Federated Department Stores	1	894,179	1.294%	237,145	4.02%
13	Cinemark USA Inc.	1	798,566	1.155%	57,273	0.97%
14	Toys 'R' Us Inc.	2	787,272	1.139%	82,022	1.39%
15	The Limited Inc.	10	780,398	1.129%	55,313	0.94%
16	Sport Chalet Inc.	1	775,508	1.122%	44,957	0.76%
17	Kmart Corp	2	769,756	1.114%	186,708	3.16%
18	Virgin Entertainment Group	1	756,000	1.094%	30,000	0.51%
19	Payless Shoesource Inc.	11	752,901	1.089%	36,634	0.62%
20	Barnes & Noble	2	742,531	1.074%	35,285	0.60%
21	Office Depot Inc.	3	718,679	1.040%	77,000	1.30%
22	Target Corporation	2	709,555	1.026%	220,382	3.73%

	Total	77	25,517,465	36.913%	2,859,684	48.42%

(1)	Includes location at Baldwin Hills Crenshaw Plaza where rent has not yet commenced.

CENTER TRUST

MAJOR TENANT CONCENTRATION EXCEEDING 2% OF TOTAL RENTS
As of September 30, 2001

						Percentage
		Number	Total Segment	Percentage	Total	of Company
		of	Annualized	of Total	Segment	Owned
Number	Retail Tenant	Leases	Base Rent	Base Rent	GLA	GLA

1	Supermarkets	16	5,361,572	7.76%	758,220	12.84%
2	Restaurants	62	5,213,898	7.54%	321,349	5.44%
3	Fast Food	139	5,179,187	7.49%	237,733	4.03%
4	Theaters	5	5,141,515	7.44%	250,502	4.24%
5	Discount Retailers	7	4,518,145	6.54%	767,831	13.00%
6	Family Apparel	27	3,894,233	5.63%	436,173	7.39%
7	Health & Beauty	107	3,258,164	4.71%	196,445	3.33%
8	Electronics	28	3,031,962	4.39%	165,794	2.81%
9	Music and Video	28	2,813,682	4.07%	139,785	2.37%
10	Women's Apparel	39	2,494,054	3.61%	163,763	2.77%
11	Home Furnishings/Housewares	23	2,040,689	2.95%	169,777	2.87%
12	Footwear	33	2,007,931	2.90%	96,974	1.64%
13	Office Supply	7	1,775,706	2.57%	173,781	2.94%

	Total	521	46,730,738	67.60	3,878,127	65.66%

CENTER TRUST, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2001	2000	2001	2000

	(unaudited)		(unaudited)
Rental income	$17,108	$24,540	$52,119	$74,201
Expense reimbursements	6,160	7,579	18,066	23,004
Percentage rents	274	428	968	1,422
Other income	1,200	1,494	3,734	4,595

Total revenues	24,742	34,041	74,887	103,222

Interest	8,099	14,993	26,230	44,693
Depreciation and amortization	5,099	6,444	15,513	19,227
Property operating costs:
Common area	4,510	4,943	13,389	15,215
Property taxes	2,412	3,241	7,322	9,915
Leasehold rentals	272	369	806	1,094
Marketing	232	269	826	801
Other operating	1,182	950	3,512	2,891
Reorganization Costs	—	—	2,613	—
General and administrative	1,196	1,577	4,207	4,208

Total expenses	23,002	32,786	74,418	98,044

Income from Operations before Other Items	1,740	1,255	469	5,178
Gain (Loss) on the Sale of Rental Assets	—	2,473	(2,379)	14,197
Minority Interests — Operating Partnership	(383)	(258)	(102)	(1,079)
Minority Interests — Other	(91)	(79)	(260)	(229)

Net Income (Loss) before Extraordinary Item	1,266	3,391	(2,272)	18,067
Extraordinary Loss — Early Extinguishment of Debt	—	(589)	(1,385)	(2,453)

Net Income (Loss)	1,266	2,802	(3,657)	15,614
Adjustments to reconcile net income to FFO:
Depreciation of real property	4,889	6,275	14,880	18,937
Minority Interests	287	167	(209)	797
Extraordinary Loss — Early Extinguishment of Debt	—	589	1,385	2,453
(Gain) Loss on the Sale of Assets	—	(2,473)	2,379	(14,197)
Reorganization Costs	—	—	2,613	—
Other	56	461	594	1,278

Funds From Operations — Basic	$6,498	$7,821	$17,985	$24,882

CENTER TRUST, INC.

CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

ASSETS

	September 30,	December 31,
	2001	2000

	(unaudited)
Rental properties	$730,661	$776,667
Accumulated depreciation and amortization	(144,863)	(136,828)

Rental properties, net	585,798	639,839
Cash and cash equivalents	4,895	6,164
Tenant receivables, net	8,086	11,920
Other receivables	5,621	5,603
Restricted cash	10,416	9,531
Deferred charges, net	15,348	18,030
Other assets	2,875	3,492

Total	$633,039	$694,579

	LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Secured debt	$399,693	$318,052
7 1/2% Convertible subordinated debentures	—	128,548
Accrued dividend and distributions	1,173	6,035
Accrued interest	1,592	5,827
Accounts payable and other accrued expenses	11,807	10,161
Accrued construction costs	570	1,060
Tenant security and other deposits	1,624	1,797

Total liabilities	416,459	471,480

MINORITY INTERESTS
Operating partnership (1,339,644 and 2,015,692 units issued as of September 30, 2001 and December 31, 2000, respectively	11,025	15,075
Other minority interests	1,457	1,620

Total minority interests	12,482	16,695

STOCKHOLDERS’ EQUITY
Common stock ($.01 par value, 100,000,000 shares authorized; 27,622,072 and 26,721,226 shares issued and outstanding as of September 30, 2001 and December 31, 2000, respectively)	276	266
Additional paid-in capital	364,166	359,419
Accumulated distributions and deficit	(160,344)	(153,281)

Total stockholders’ equity	204,098	206,404

Total	$633,039	$694,579

CENTER TRUST, INC

SUMMARY OF OUTSTANDING DEBT

September 30, 2001
(In Thousands)

			Maturity	Average	Balance	Balance
Lender	Property	Rate	Date	Maturities	30-Sep-01	31-Dec-00

Fixed Rate Mortgages
Metropolitan Life Insurance Company	Date Palm	10.450%	07/31/02	0.8	8,977	9,102
The Travelers Insurance Company	North County	10.375%	01/31/03	1.3	14,959	15,232
Column Financial, Inc.	Mineral King	9.680%	08/01/06	4.8	3,503	3,578
Eastrich #79 Corporation (AEW)(1)	K-Mart Phoenix (Loan #1)	11.450%	10/15/06	5.0	1,418	5,269
Eastrich #79 Corporation (AEW)(2)	Lakewood, Sam's Club-Downey and Parkway Place (Loan #2)	10.900%	10/15/06	5.0	8,368	8,723
Chase Commercial Mortgage Banking Corp.	Vineyards Marketplace	8.300%	11/10/09	8.1	5,129	5,157
Chase Commercial Mortgage Banking Corp.	Kyrene Village	8.300%	11/10/09	8.1	7,851	7,893
First Union National Bank(3)	Gardena	7.750%	07/01/09	7.8	6,772	6,818
First Union National Bank(3)	Gresham	7.750%	07/01/09	7.8	16,489	16,599
First Union National Bank(3)	Loma Square	7.750%	07/01/09	7.8	18,206	18,328
First Union National Bank(3)	Southpointe	7.750%	07/01/09	7.8	9,569	9,633
Principal Capital(4)	North Mountain Village	7.680%	08/01/11	9.8	7,146	8,125
Aid Association for Lutherans(5)	Westgate North				—	5,610

Total Fixed-Rate Mortgages		8.751%		6.1	108,387	120,067

Variable-Rate Mortgages
First Union National Bank(6)	Randolph Plaza	6.125%	06/01/02	0.7	5,222	5,278
First Union National Bank(6)	Mountain Square	6.125%	06/01/02	0.7	17,843	18,031
First Union National Bank(6)	Fire Mountain	6.125%	06/01/02	0.7	10,056	10,147
Chase Manhattan Bank(7)	Chino	6.006%	12/10/02	1.2	16,150	16,150
Chase Manhattan Bank(7)	Fullerton	6.006%	12/10/02	1.2	24,000	24,000
Chase Manhattan Bank(7)	La Verne	6.006%	12/10/02	1.2	10,035	10,035
Sanwa Bank California (UCB)(8)	El Camino North	6.188%	02/28/03	1.4	25,000	25,000

Total Variable-Rate Mortgages		6.085%		1.1	108,306	108,641

Other Secured Debt
CRA — Certificates of Participation, Series 1985	Baldwin Hills	5.300%	12/01/14	13.2	30,000	30,000
CDC — Certificates of Participation, Series 1985	Willowbrook	5.200%	12/01/15	14.2	6,000	6,000
G.E. Capital(9)	Secured Line of Credit	6.004%	04/01/02	0.5	147,000	53,344

Total Other Secured Debt		5.862%		3.0	183,000	89,344

Total Secured Debt		6.706%		3.4	399,693	318,052
Convertible debentures.(10)			01/15/01		—	128,548

Total Debt Outstanding		6.706%		3.4	$399,693	$446,600

(1)	Mortgage cross-collateralized with properties in AEW Loan #2

(2)	Mortgage cross-collateralized with property in AEW Loan #1

(3)	Gardena, Gresham, Loma Square and Southpointe are cross-collateralized and cross-defaulted.

(4)	Refinanced on 7/6/01

(5)	Asset sold 3/14/01

(6)	Interest based on LIBOR plus 250 basis points. Randolph Plaza, Mountain Square and Fire Mountain are cross-collateralized.

(7)	Interest based on LIBOR plus 230 basis points. Mortgage provides for three one-year extensions.

(8)	Interest based on LIBOR plus 250 basis points. Loan provides for two one-year extensions.

(9)	Secured by Media City Center, Medford Shopping Center, Ross Center, Vancouver Park Place, Sunrise Place, Silverdale Shopping Center, Frontier Village, Rheem Valley, Southern Palms, Rosedale Village and Walmart-Baldwin Hills. Interest based on LIBOR plus 250 basis points. Loan agreement provides for one one-year extension.

(10)	Repaid on January 16, 2001.

CENTER TRUST, INC.

SCHEDULE OF MORTGAGE DEBT MATURITIES
September 30, 2001
(In thousands)

	Scheduled
	Amortization	Scheduled
Year	Payments	Maturities	Total

2001	624	—	624
2002	2,189	188,604 (1)	190,793
2003	1,629	89,619	91,248
2004	1,727	—	1,727
2005	1,870	—	1,870
2006	1,718	8,496	10,214
2007	962	—	962
2008	1,025	—	1,025
2009	542	58,157	58,699
2010	106	—	106
Thereafter	67	42,358	42,425

Total	$12,459	$387,234	$399,693

(1)	Includes amount outstanding on the Company’s secured credit facility which is due on March 31, 2002. Loan agreement provides for a one-year extension.